SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒  Definitive Proxy Statement

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☐  Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN AUSTRALIA EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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800 Scudders Mill Road
Plainsboro, New Jersey 08536

January 16, 2009

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 10:30 a.m. (Eastern time), on Friday, March 6, 2009, at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s stockholders will vote for the election of three Class III Directors for three-year terms and until their successors are duly elected and qualify (Proposal 1). Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to stockholders.

Your Directors recommend that you vote “FOR” each of the proposed Class III Director nominees.

Neville J. Miles
Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE (OR AUTHORIZE YOUR PROXY VOTE BY TELEPHONE) TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. IF YOU NEED MORE INFORMATION, OR HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CALL THE FUND’S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT 1-800-821-2803.

ABERDEEN AUSTRALIA EQUITY FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 6, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), will be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania, on Friday, March 6, 2009, at 10:30 a.m. (Eastern time), for the following purposes:

(1)	To elect three Directors to serve as Class III Directors, for three-year terms and until their successors are duly elected and qualify; and

(2)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 22, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Lucia Sitar, Secretary

Plainsboro, New Jersey

January 16, 2009

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card (or authorization of your proxy vote by telephone) may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN AUSTRALIA EQUITY FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

March 6, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania, on Friday, March 6, 2009, at 10:30 a.m. (Eastern time), or at any adjournments or postponements thereof. The approximate mailing date for this Proxy Statement is January 16, 2009, or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies received will be voted “FOR” Proposal 1. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, withheld votes and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of Directors, withheld votes will not be counted as votes cast and will have no effect on the result of the vote. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on Proposal 1 will be voted “FOR” such Proposal.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxy holders to propose one or more adjournments of the Meeting, to permit further solicitation of proxies on that proposal. If the persons named as proxy holders propose to adjourn the Meeting, the vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record or a proxy holder of a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on December 22, 2008 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had 19,206,969 shares of common stock outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, March 6, 2009. The Proxy Statement and the Fund’s most recent annual report are available on the Internet at http://www.aberdeen-asset.us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2008, and any more recent reports, to any Fund stockholder upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or call Telephone: 1-866-839-5205. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

The Fund’s bylaws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Fund’s investment manager, Aberdeen Asset Management Asia Limited (the “Investment Manager” or “AAMAL”), or the Fund’s investment adviser, Aberdeen Asset Management Limited (the “Investment Adviser” or “AAML”), are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons, as described above, are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated William J. Potter, John T. Sheehy and Brian M. Sherman to serve as Class III Directors for three-year terms, to expire at the Annual Meeting of Stockholders to be held in 2012, and until their successors are duly elected and qualify. Messrs. Potter, Sherman and Sheehy were each previously elected to serve as Class III Directors of the Fund until the Annual Meeting of Stockholders to be held in 2009 (“2009 Annual Meeting”). Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Class III Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class III Directors, and each other Director of the Fund who will continue to serve after the 2009 Annual Meeting, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class III Directors (Nominees for a term expiring at the Annual Meeting to be held in 2012)
Independent Directors

William J. Potter† c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 60	Class III Director/ Nominee	Term expires 2009; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1989 to 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

John T. Sheehy‡ B.V. Murray and Company 666 Godwin Avenue, Suite 300 Midland Park, NJ 07432 Age: 66	Class III Director/ Nominee	Term expires 2009; Director since 1985	Mr. Sheehy has been a Trustee of Aberdeen Funds since December 2007, Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	30	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 65	Class III Director/ Nominee	Term expires 2009; Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) from 1998 to October 2007. Mr. Sherman was Chairman of Aberdeen Asia-Pacific Income Fund, Inc. from 2000 to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s then Investment Manager.	2	Aberdeen Asia-Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class I Directors (Term expiring at the Annual Meeting to be held in 2010)

Interested Director

Moritz Sell** 1 Crown Court, Cheapside London EC2V 6LR Age: 41	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin Holding AG (banking) and its predecessor, now holding company, Landesbank Berlin AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Independent Director

Neville J. Miles†† c/o Ballyshaw Pty. Ltd 62 Caledonia Street Paddington NSW 2021 Australia Age: 62	Chairman of the Board; Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

Class II Directors (Term expiring at the Annual Meeting to be held in 2011)

Interested Director

Hugh Young *** Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 50	Class II Director	Term expires 2011; Director since 2001	Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	1

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class II Directors (Term expiring at the Annual Meeting to be held in 2011)

Independent Directors

P. Gerald Malone§ 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 58	Class II Director	Term expires 2011; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of the Aberdeen Funds. He also serves as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	30	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Peter D. Sacks# c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 63	Class II Director	Term expires 2011; Director since 1999	Mr. Sacks has been a Trustee of Aberdeen Funds since December 2007 and Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

†	Mr. Potter is a member of the Contract Review Committee and the Nominating and Corporate Governance Committee.
††	Mr. Miles is a member of the Contract Review Committee, the Audit and Valuation Committee and the Nominating and Corporate Governance Committee.
‡	Mr. Sheehy is a member of the Contract Review Committee and the Audit and Valuation Committee.
**

Mr. Sell is deemed to be an Interested Director of the Fund because he was appointed in 2004 to serve as a Director of BGB, now known as Landesbank Berlin Holding AG, which at the time was the beneficial owner of greater than 5% of the outstanding shares of the Fund’s common stock. Mr. Sell was subsequently elected by stockholders to serve a three-year term as a Class I Director at the 2007 Annual Meeting of Stockholders (“2007 Annual Meeting”).

***	Mr. Young is deemed to be an Interested Director of the Fund because of his affiliation with the Fund’s Investment Manager and Investment Adviser.
§	Mr. Malone is a member of the Nominating and Corporate Governance Committee.
#	Mr. Sacks is a member of the Audit and Valuation Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that stockholders vote “FOR” the election of the Fund’s three nominees as Class III Directors to the Fund’s Board of Directors.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 52	President	Since 2008	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003-2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003-2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004-2005) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002).

William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 41	Vice President	Since 2008	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

William Bovingdon*** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000, Australia Age: 47	Vice President	Since 2008	Currently, Head of Australian Fixed Income for Aberdeen Asset Management Limited. Mr. Bovingdon joined Aberdeen Asset Management Limited with the Deutsche Acquisition in 2007. Previously, Head of Fixed Income Deutsche Asset Management (1999-2007)

Mark Daniels Aberdeen Asset Management Limited Level 6 201 Kent Street Sydney, NSW 2000 Australia Age: 53	Vice President	Since 2005	Currently, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (1990 to 2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 53	Vice President	Since 2008	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He is currently Vice President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and of Aberdeen Global Income Fund, Inc. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and of Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert has also served as Trustee of Aberdeen Funds since December 2007.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 30	Vice President	Since 2008	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 47	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan was Assistant Treasurer of the Fund (from June 2001 to March 2008). Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 42	Vice President— Compliance	Since 2008	Currently, Chief Compliance Officer – Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP (from 2006 to 2007), Turner Investment Partners, Inc. (from 2004 to 2006), and the Vanguard Group (from 1998 to 2004).

Megan Kennedy** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 34	Treasurer, Principal Accounting Officer	Since 2008	Currently, Treasurer & Chief Financial Officer Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. She served as Assistant Treasurer of the Fund (from March 2008 to September 2008). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 37	Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 11, 2008, except for Messrs. Bovingdon and McDevitt, who were elected on June 11, 2008, and Mr. Baltrus and Ms. Kennedy, who were elected on September 9, 2008.

**

Messrs. Baltrus, Esposito, Gilbert, McDevitt and Sullivan and Mses. Kennedy, Nichols and Sitar hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may also be deemed to be a part of the same “Fund Complex” as the Fund. Messrs. Baltrus, Esposito and McDevitt and Mses. Kennedy, Nichols and Sitar hold officer positions with Aberdeen Funds, which may be deemed to be part of the same “Fund Complex” as the Fund.

***	Mr. Bovingdon holds the same position with Aberdeen Asia-Pacific Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of October 31, 2008, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock. Mr. Moritz Sell is a Director, market strategist of Landesbank Berlin AG (“LB”) and was appointed in 2004 as a Director of the Fund as the representative of BGB, now known as Landesbank Berlin Holding AG, parent company of LB. Mr. Sell was subsequently elected by stockholders to serve a three-year term as a Class I Director at the 2007 Annual Meeting. Based solely upon information contained in filings made by LB with the U.S. Securities and Exchange Commission (“SEC”) with respect to the Fund’s shares, as of December 22, 2008, LB owned approximately 9.95% of the Fund’s shares then outstanding, and has the sole power to vote and dispose of the shares of the Fund’s common stock owned by it.

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of October 31, 2008, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies *

Interested Directors
Moritz Sell	$10,001 to $50,000**	$10,001 to $50,000**
Hugh Young	$0 to $10,000	$0 to $10,000

Independent Directors
P. Gerald Malone	$10,001 to $50,000	$10,001 to $50,000
Neville J. Miles	$10,001 to $50,000	$10,001 to $50,000
William J. Potter	$0 to $10,000	$10,001 to $50,000
Peter D. Sacks	$0 to $10,000	$50,001 to $100,000
John T. Sheehy	$0 to $10,000	$10,001 to $50,000
Brian M. Sherman	$10,001 to $50,000	$10,001 to $50,000

*

Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies as the Fund.

**	Does not include shares of the Fund’s common stock owned by LB.

As of October 31, 2008, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

Mr. Esposito and Ms. Kennedy serve as executive officers of the Fund. As of October 31, 2008, Mr. Esposito and Ms. Kennedy each owned no shares of the Fund’s common stock. Until September 2008, Mr. Joseph Malone served as an executive officer of the Fund and owned no shares of the Fund’s common stock. Until March 2008, Messrs. Martin Gilbert and Alan Goodson each served as an executive officer of the Fund and owned no shares of the Fund’s common stock.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the NYSE Alternext US LLC (“NYSE Alternext”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Audit and Valuation Committee’s Audit Charter was included as an appendix to the Fund’s proxy statement in 2007.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, a copy of which was included as an appendix to the Fund’s proxy statement in 2008. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Committee will consider potential director candidates recommended by Fund stockholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) in addition to the procedures and requirements as are set forth in the Fund’s bylaws, the nominating stockholders comply with the Fund’s Policies for Consideration of Board Member Candidates Submitted by Fund Stockholders (the “Stockholder Nomination Policies”), a copy of which may be obtained from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com. The Stockholder Nomination Policies provide certain conditions that stockholder nominees must meet in order to be eligible for consideration by the Committee. The Stockholder Nomination Policies provide eligibility guidelines for stockholder nominees that take into account, among other things, the relationship between the nominating stockholder and the nominee. The Stockholder Nomination Policies also require nominating stockholders to meet certain qualifications with respect to their ownership of the Fund and certain regulatory reporting requirements. Finally, the Stockholder Nomination Policies impose certain procedural requirements for any stockholder submitting a nomination to the Committee. Other than compliance with the preceding requirements, the Committee will not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective director candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 2(b)) contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering or medicine, from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws (Article II, Section 11) also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders who intend to propose potential director candidates must substantiate compliance with these requirements. The Fund’s Board of Directors recently amended the Fund’s bylaws in December 2008, with such enhancements including the information requirements set forth in the advance notice provisions, as well as a change to the notice period for stockholder nominations. Beginning with the 2010 Annual

Meeting of Stockholders, notice of stockholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Such an amendment synchronizes the advance notice timing under the Fund’s bylaws with those under the federal proxy rules. Any stockholder may obtain a copy of the Fund’s bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Fund’s investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board and Committee Meetings in Fiscal 2008

During the Fund’s fiscal year ended October 31, 2008, the Board of Directors held four regular meetings and one special meeting; the Audit and Valuation Committee held two meetings; the Contract Review Committee held one meeting; and the Nominating and Corporate Governance Committee held three meetings. During such period, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or may send e-mail correspondence to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s Directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such Directors will attend the meeting. However, since a majority of the Fund’s Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of stockholders. No Directors attended the 2008 Annual Meeting of Stockholders.

Compensation of Directors and Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2008. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Each Independent Director of the Fund receives a retainer fee of $19,000 per year and a fee of $2,000 per meeting for attendance at Board meetings. In addition, the Chairman of the Board receives a fee of $12,000 per year; the Chairman of the Contract Review Committee receives a fee of $5,000 per year; and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year. There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, and Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended. However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting, in certain instances where committee meetings are held jointly with committee meetings of other funds in the same Fund Complex.

Compensation Table

Fiscal Year Ended October 31, 2008

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Anthony E. Aaronson‡	$12,500	N/A	N/A	$26,000 (2)
David L. Elsum†	$15,000	N/A	N/A	$42,500 (3)
P. Gerald Malone	$15,900	N/A	N/A	$146,467(30)
Neville J. Miles	$40,833	N/A	N/A	$102,667 (3)
William J. Potter	$25,000	N/A	N/A	$83,500 (3)
Peter D. Sacks	$26,833	N/A	N/A	$119,000(30)
Moritz Sell	$0	N/A	N/A	$0 (1)
John T. Sheehy	$31,667	N/A	N/A	$137,750(30)
Brian M. Sherman	$15,900	N/A	N/A	$44,400 (2)
Hugh Young	$0	N/A	N/A	$0 (1)

*	The number in parentheses indicates the total number of boards in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2008.
‡	Mr. Aaronson resigned from the Board of Directors, effective as of the Fund’s 2008 Annual Meeting of Stockholders.
†	Mr. Elsum’s term expired at the 2008 Annual Meeting of Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”) to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE Alternext. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended October 31, 2008, its Reporting Persons complied with all applicable filing requirements. Mr. Beverly Hendry, who served as a Vice President of the Fund until July 2008, filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10-day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the Investment Manager to the Fund and Aberdeen Asset Management Limited serves as the Investment Adviser to the Fund pursuant to a management agreement dated as of March 8, 2004 and an advisory agreement dated as of March 8, 2004, respectively. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scottish company. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered offices of the Investment Adviser are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Mr. Hugh

Young, a Director of the Fund, also serves as the Managing Director of the Investment Manager and a Director of the Investment Adviser. Mr. Young is a stockholder of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.085% of the Fund’s average weekly managed assets (which are defined as net assets plus the amount of any borrowings for investment purposes) between $0 to $600 million, computed based upon the value of managed assets determined at the end of each week, and 0.060% of such assets in excess of $600 million. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Fund under an investor relations services agreement, for a monthly retainer of $5,000, plus out-of-pocket expenses. Messrs. Gilbert and Sullivan and Ms. Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI. See “Further Information regarding Directors and Officers—Officers of the Fund.”

REPORT OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2009.

Representatives from PwC are not expected to be present at the Meeting to make a statement or respond to questions from stockholders. However, such representatives are expected to be available by telephone to respond to questions raised by stockholders, if any, during the Meeting.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit and Valuation Committee concerning independence, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2008. The members of the Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$71,000	$0	$7,600	$0
2007	$110,300	$0	$7,250	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below. The tax fees were for the preparation of the Fund’s federal income tax returns.

For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen Asset Management PLC (“Aberdeen PLC”) $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent registered public accounting firm (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and any entity controlling, controlled by, or under common control with the Fund’s Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”) during the period of the Auditor’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s Independent Directors. In determining whether to engage the Auditor for its audit services, the Audit and Valuation Committee will consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s Auditor, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are to be reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or the Fund’s administrator. The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group will be paid a project fee of $5,500 by the Fund, and the Fund will reimburse The Altman Group for its related expenses. Total payments to The Altman Group are expected to be between approximately $22,000 and $33,870.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 16, 2009. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of The Altman Group, if the Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund’s knowledge, based upon filings made with the SEC, as of December 22, 2008, the only beneficial owner of more than five percent of the voting securities of the Fund was:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common Stock, par value $0.01 per share	Landesbank Berlin AG Alexanderplatz 2-10178 Berlin, Germany	1,911,941	9.95%

Stockholder Proposals. If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2010 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such proposal must be received by the Secretary no later than September 18, 2009.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2010 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than August 19, 2009 and no later than 5:00 p.m., Eastern Time, on September 18, 2009 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Lucia Sitar, Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

January 16, 2009

Please mark your votes as indicated in this example	☒

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

	FOR ALL	WITHHOLD AUTHORITY FOR ALL	*EXCEPTIONS

1. Electionof the following three nominees to serve as Class III Directors for three year terms and until their successors are duly elected and qualify:	☐	☐	☐	A proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

Nominees 01 William J. Potter 02 Brian M. Sherman and 03 John T. Sheehy

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature (if held jointly)	Date

NOTE:

Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

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WE ENCOURAGE YOU TO TAKE ADVANTAGE OF OUR TELEPHONE VOTING,

WHICH IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Telephone voting is available through 11:59 PM Eastern Time

the day prior to annual meeting day.

Aberdeen Australia Equity Fund, Inc.	TELEPHONE 1-866-540-5760 Use any touchtone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON FRIDAY, MARCH 6, 2009: The Proxy Statement and the Fund’s most recent Annual Report are available on the internet at http://www.aberdeenasset.us/.

PROXY

ABERDEEN AUSTRALIA EQUITY FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 6, 2009

The undersigned stockholder of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Megan Kennedy and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Friday, March 6, 2009, at 10:30 a.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 1) and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be dated and signed on the reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)	ABERDEEN AUSTRALIA EQUITY FUND, INC. P.O. BOX 3550 SOUTH HACKENSACK, NJ 076069250
.

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You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Aberdeen Australia Equity Fund, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

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Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.